UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2011

INGERSOLL-RAND PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2011, the Compensation Committee of Ingersoll-Rand plc (the “Company”) approved the 2010 annual incentive compensation awards (payable in February 2011) for the Company’s Named Executive Officers (Messrs. Lamach, Shawley, Hochhauser, Henkel, and Ms. Nachtigal, collectively the “NEOs”) under the Company’s Annual Incentive Matrix (“AIM”) Program and the equity awards under the Company’s Incentive Stock Plan of 2007. The 2010 awards were as follows:

AIM Program

M.W. Lamach	$1,552,350
Chairman, President and Chief Executive Officer

S.R. Shawley	$624,795
Senior Vice President and Chief Financial Officer

S.B. Hochhauser	$379,955
Senior Vice President

H.L. Henkel*	$1,145,093
Former Chairman of the Board and Chief Executive Officer

P. Nachtigal**	$438,493
Former Senior Vice President and General Counsel

*	Mr. Henkel served as Chief Executive Officer until February 3, 2010 and retired from the Company in June 2010.
**	Ms. Nachtigal served as Senior Vice President and General Counsel until December 24, 2010.

Stock Option Program

Mr. Lamach	210,527 options at an exercise price of $47.34 per share
Mr. Shawley	32,457 options at an exercise price of $47.34 per share
Mr. Hochhauser	23,158 options at an exercise price of $47.34 per share
Mr. Henkel***	0 options at an exercise price of $47.34 per share
Ms. Nachtigal***	0 options at an exercise price of $47.34 per share

Restricted Share Unit (RSU) Program

Mr. Lamach	0 RSUs
Mr. Shawley	9,771 RSUs
Mr. Hochhauser	6,972RSUs
Mr. Henkel***	0 RSUs
Ms. Nachtigal***	0 RSUs

Performance Share Program

Represents target number of Performance Share Units (PSUs). The actual number of shares to be issued, which could range from zero to two times the initial target amount, will depend upon the Company’s financial performance during the relevant performance period relative to peer companies in the S&P 500 Industrial Index. The shares, if any, will be issued in the first quarter of 2014.

Mr. Lamach	58,097 Target PSUs
Mr. Shawley	19,542 Target PSUs
Mr. Hochhauser	12,676 Target PSUs
Mr. Henkel***	0 Target PSUs
Ms. Nachtigal***	0 Target PSUs

***	Retired in 2010 and therefore not eligible for award.

Merit Increase

The Compensation Committee also approved a 10% merit increase to Mr. Lamach’s base salary, which will take effect on April 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC
(Registrant)

Date: February 18, 2011

/s/ Barbara A. Santoro
Barbara A. Santoro
Vice President - Corporate Governance and Secretary

4